Exhibit 99.1

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. Segment disclosures have been revised to reflect the Company’s organizational changes that became effective July 1, 2007. In addition, amounts herein reflect certain modifications made to the Company’s reportable operating segment disclosures as noted in the Company’s Form 10-Q for the period ended March 31, 2007, filed with the U.S. Securities and Exchange Commission. Amounts have also been revised to reflect American Express Bank Ltd. (AEB) activities as discontinued operations and to remove AEB (except for certain components of AEB that are not being sold) from the Corporate & Other segment. Amounts herein also reflect the reclassification of amounts within the Consolidated Statements of Income from professional services and occupancy and equipment to human resources and other expenses. See pages 2-3 of the 2007 Third Quarter Earnings Supplement, filed with the SEC in a Form 8-K dated October 22, 2007, for a description of such adjustments.

American Express Company

Consolidated Statements of Income

(Millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2007	2007	2006	2006	2006

Revenues
Discount revenue	$3,670	$3,355	$3,458	$3,259	$3,292
Net card fees	500	484	479	462	533
Travel commissions and fees	491	437	450	427	483
Other commissions and fees	587	536	573	539	560
Securitization income, net	332	457	347	384	372
Other	426	387	528	417	398
Total	6,006	5,656	5,835	5,488	5,638
Interest income
Cardmember lending finance revenue	1,514	1,368	1,326	1,213	1,100
Other	357	303	287	291	287
Total	1,871	1,671	1,613	1,504	1,387
Total revenues	7,877	7,327	7,448	6,992	7,025
Interest expense
Cardmember lending	431	385	351	318	277
Charge card and other	508	458	422	409	378
Total	939	843	773	727	655
Revenues net of interest expense	6,938	6,484	6,675	6,265	6,370

Expenses
Marketing, promotion, rewards and cardmember services	1,826	1,462	1,732	1,586	1,668
Human resources	1,334	1,301	1,361	1,227	1,248
Professional services	580	518	648	562	572
Occupancy and equipment	352	328	372	346	342
Communications	112	112	112	104	109
Other	348	293	365	342	287
Total	4,552	4,014	4,590	4,167	4,226
Provisions for losses and benefits
Charge card	233	209	277	257	192
Cardmember lending	638	574	484	412	406
Other (including investment certificates)	106	76	137	118	109
Total	977	859	898	787	707
Pretax income from continuing operations	1,409	1,611	1,187	1,311	1,437
Income tax provision	369	516	292	377	465
Income from continuing operations	1,040	1,095	895	934	972
Income (Loss) from discontinued operations, net of tax	17	(38)	27	33	(27)
Net income	$1,057	$1,057	$922	$967	$945

American Express Company

Consolidated Statements of Income

(Millions)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2006	2005	2005	2005	2005

Revenues
Discount revenue	$2,969	$3,096	$2,894	$2,860	$2,639
Net card fees	520	518	511	506	498
Travel commissions and fees	418	435	421	502	422
Other commissions and fees	561	559	531	522	494
Securitization income, net	386	295	353	296	316
Other	346	392	305	314	306
Total	5,200	5,295	5,015	5,000	4,675
Interest income
Cardmember lending finance revenue	947	943	858	824	754
Other	282	272	232	268	268
Total	1,229	1,215	1,090	1,092	1,022
Total revenues	6,429	6,510	6,105	6,092	5,697
Interest expense
Cardmember lending	246	255	219	199	174
Charge card and other	339	301	286	286	259
Total	585	556	505	485	433
Revenues net of interest expense	5,844	5,954	5,600	5,607	5,264

Expenses
Marketing, promotion, rewards and cardmember services	1,518	1,577	1,488	1,440	1,318
Human resources	1,204	1,188	1,188	1,229	1,140
Professional services	487	611	474	472	429
Occupancy and equipment	324	353	318	333	314
Communications	109	110	108	108	113
Other	364	388	276	321	318
Total	4,006	4,227	3,852	3,903	3,632
Provisions for losses and benefits
Charge card	209	290	299	234	215
Cardmember lending	321	415	364	275	295
Other (including investment certificates)	104	102	74	121	74
Total	634	807	737	630	584
Pretax income from continuing operations	1,204	920	1,011	1,074	1,048
Income tax provision	394	193	193	276	329
Income from continuing operations	810	727	818	798	719
Income from discontinued operations, net of tax	63	18	212	215	227
Net income	$873	$745	$1,030	$1,013	$946

American Express Company

Financial Summary

(Millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2007	2007	2006	2006	2006

Revenues net of interest expense
U.S. Card Services	$3,560	$3,364	$3,349	$3,203	$3,170
International Card Services	1,049	979	1,026	952	1,026
Global Commercial Services	1,083	994	982	949	1,032
Global Network & Merchant Services	966	877	916	841	839
	6,658	6,214	6,273	5,945	6,067
Corporate & Other, including adjustments and eliminations	280	270	402	320	303

CONSOLIDATED REVENUES NET OF INTEREST EXPENSE	$6,938	$6,484	$6,675	$6,265	$6,370

Pretax income (loss) from continuing operations
U.S. Card Services	$827	$1,031	$723	$839	$939
International Card Services	92	96	76	121	66
Global Commercial Services	218	195	167	157	242
Global Network & Merchant Services	418	374	297	314	315
	1,555	1,696	1,263	1,431	1,562

Corporate & Other	(146)	(85)	(76)	(120)	(125)

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,409	$1,611	$1,187	$1,311	$1,437

Net income (loss)
U.S. Card Services	$580	$644	$473	$558	$594
International Card Services	117	102	99	106	88
Global Commercial Services	162	129	117	105	151
Global Network & Merchant Services	266	236	201	212	200
	1,125	1,111	890	981	1,033

Corporate & Other	(85)	(16)	5	(47)	(61)
Income from continuing operations	1,040	1,095	895	934	972
Income (Loss) from discontinued operations, net of tax	17	(38)	27	33	(27)

NET INCOME	$1,057	$1,057	$922	$967	$945

American Express Company

Financial Summary

(Millions)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2006	2005	2005	2005	2005

Revenues net of interest expense
U.S. Card Services	$2,898	$2,901	$2,792	$2,738	$2,543
International Card Services	961	990	938	910	882
Global Commercial Services	937	938	894	977	910
Global Network & Merchant Services	748	768	728	727	669
	5,544	5,597	5,352	5,352	5,004
Corporate & Other, including adjustments and eliminations	300	357	248	255	260

CONSOLIDATED REVENUES NET OF INTEREST EXPENSE	$5,844	$5,954	$5,600	$5,607	$5,264

Pretax income (loss) from continuing operations
U.S. Card Services	$822	$597	$664	$707	$707
International Card Services	49	95	114	34	55
Global Commercial Services	150	165	140	158	131
Global Network & Merchant Services	262	252	214	245	171
	1,283	1,109	1,132	1,144	1,064

Corporate & Other	(79)	(189)	(121)	(70)	(16)

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,204	$920	$1,011	$1,074	$1,048

Net income (loss)
U.S. Card Services	$527	$416	$425	$448	$448
International Card Services	50	81	107	52	66
Global Commercial Services	104	133	99	107	90
Global Network & Merchant Services	166	166	141	155	111
	847	796	772	762	715

Corporate & Other	(37)	(69)	46	36	4
Income from continuing operations	810	727	818	798	719
Income from discontinued operations, net of tax	63	18	212	215	227

NET INCOME	$873	$745	$1,030	$1,013	$946

American Express Company

Financial Summary (continued)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2007	2007	2006	2006	2006
EARNINGS PER COMMON SHARE

BASIC
Income from continuing operations	$0.88	$0.92	$0.75	$0.78	$0.80
Income (Loss) from discontinued operations	0.02	(0.03)	0.02	0.02	(0.02)
Net income	$0.90	$0.89	$0.77	$0.80	$0.78

Average common shares outstanding (millions)	1,179	1,187	1,196	1,202	1,217

DILUTED
Income from continuing operations	$0.86	$0.90	$0.73	$0.76	$0.78
Income (Loss) from discontinued operations	0.02	(0.03)	0.02	0.03	(0.02)
Net income	$0.88	$0.87	$0.75	$0.79	$0.76

Average common shares outstanding (millions)	1,203	1,210	1,224	1,227	1,242

Cash dividends declared per common share	$0.15	$0.15	$0.15	$0.15	$0.15

Selected Statistical Information

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2007	2007	2006	2006	2006

Return on average equity (A)	37.5%	36.6%	34.7%	33.6%	29.8%
Common shares outstanding (millions)	1,182	1,188	1,199	1,204	1,216
Book value per common share	$9.00	$8.83	$8.76	$8.93	$8.62
Shareholders’ equity (billions)	$10.6	$10.5	$10.5	$10.8	$10.5

(A) Computed on a trailing 12-month basis using net income over average total shareholders’ equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP.

American Express Company

Financial Summary (continued)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2006	2005	2005	2005	2005
EARNINGS PER COMMON SHARE

BASIC
Income from continuing operations	$0.66	$0.59	$0.67	$0.65	$0.58
Income from discontinued operations	0.05	0.01	0.17	0.17	0.18
Net income	$0.71	$0.60	$0.84	$0.82	$0.76

Average common shares outstanding (millions)	1,232	1,232	1,229	1,231	1,239

DILUTED
Income from continuing operations	$0.64	$0.58	$0.65	$0.64	$0.57
Income from discontinued operations	0.05	0.01	0.17	0.17	0.18
Net income	$0.69	$0.59	$0.82	$0.81	$0.75

Average common shares outstanding (millions)	1,258	1,258	1,254	1,254	1,264

Cash dividends declared per common share	$0.12	$0.12	$0.12	$0.12	$0.12

Selected Statistical Information

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2006	2005	2005	2005	2005

Return on average equity (A)	27.3%	25.4%	24.2%	23.1%	22.8%
Common shares outstanding (millions)	1,233	1,241	1,239	1,240	1,245
Book value per common share	$8.60	$8.50	$7.99	$13.84	$12.95
Shareholders’ equity (billions)	$10.6	$10.5	$9.9	$17.2	$16.1

(A) Computed on a trailing 12-month basis using net income over average total shareholders’ equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP.

American Express Company

Consolidated Statements of Income

(Millions)

	Years Ended
	December 31,		Percentage
	2006	2005	Inc/(Dec)
Revenues
Discount revenue	$12,978	$11,489	13%
Net card fees	1,994	2,033	(2)
Travel commissions and fees	1,778	1,780	—
Other commissions and fees	2,233	2,106	6
Securitization income, net	1,489	1,260	18
Other	1,689	1,317	28
Total	22,161	19,985	11
Interest income
Cardmember lending finance revenue	4,586	3,379	36
Other	1,147	1,040	10
Total	5,733	4,419	30
Total revenues	27,894	24,404	14
Interest expense
Cardmember lending	1,192	847	41
Charge card and other	1,548	1,132	37
Total	2,740	1,979	38
Revenues net of interest expense	25,154	22,425	12

Expenses
Marketing, promotion, rewards and cardmember services	6,504	5,823	12
Human resources	5,040	4,745	6
Professional services	2,269	1,986	14
Occupancy and equipment	1,384	1,318	5
Communications	434	439	(1)
Other	1,358	1,303	4
Total	16,989	15,614	9
Provisions for losses and benefits
Charge card	935	1,038	(10)
Cardmember lending	1,623	1,349	20
Other (including investment certificates)	468	371	26
Total	3,026	2,758	10
Pretax income from continuing operations	5,139	4,053	27
Income tax provision	1,528	991	54
Income from continuing operations	3,611	3,062	18
Income from discontinued operations, net of tax	96	672	(86)
Net income	$3,707	$3,734	(1)

American Express Company

Financial Summary

(Millions)

	Years Ended December 31,		Percentage
	2006	2005	Inc/(Dec)

Revenues net of interest expense
U.S. Card Services	$12,620	$10,974	15%
International Card Services	3,965	3,720	7
Global Commercial Services	3,900	3,719	5
Global Network & Merchant Services	3,344	2,892	16
	23,829	21,305	12
Corporate & Other, including adjustments and eliminations	1,325	1,120	18

CONSOLIDATED REVENUES NET OF INTEREST EXPENSE	$25,154	$22,425	12

Pretax income (loss) from continuing operations
U.S. Card Services	$3,323	$2,675	24
International Card Services	312	298	5
Global Commercial Services	716	594	21
Global Network & Merchant Services	1,188	882	35
	5,539	4,449	24

Corporate & Other	(400)	(396)	1

PRETAX INCOME FROM CONTINUING OPERATIONS	$5,139	$4,053	27

Net income
U.S. Card Services	$2,152	$1,737	24
International Card Services	343	306	12
Global Commercial Services	477	429	11
Global Network & Merchant Services	779	573	36
	3,751	3,045	23

Corporate & Other	(140)	17	#
Income from continuing operations	3,611	3,062	18
Income from discontinued operations, net of tax	96	672	(86)

NET INCOME	$3,707	$3,734	(1)

# - Denotes a variance of more than 100%.

American Express Company

Financial Summary (continued)

	Years Ended December 31,		Percentage
	2006	2005	Inc/(Dec)
EARNINGS PER COMMON SHARE

BASIC
Income from continuing operations	$2.98	$2.48	20%
Income from discontinued operations	0.08	0.55	(85)
Net income	$3.06	$3.03	1%

Average common shares outstanding (millions)	1,212	1,233	(2)%

DILUTED
Income from continuing operations	$2.92	$2.43	20%
Income from discontinued operations	0.07	0.54	(87)
Net income	$2.99	$2.97	1%

Average common shares outstanding (millions)	1,238	1,258	(2)%

Cash dividends declared per common share	$0.57	$0.48	19%

Selected Statistical Information

	Years Ended December 31,		Percentage
	2006	2005	Inc/(Dec)

Return on average equity (A)	34.7%	25.4%
Common shares outstanding (millions)	1,199	1,241	(3)%
Book value per common share	$8.76	$8.50	3%
Shareholders’ equity (billions)	$10.5	$10.5	—%

(A) Computed on a trailing 12-month basis using net income over average total shareholders’ equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP.

American Express Company

Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2007	2007	2006	2006	2006
Card billed business (A):
United States	$115.7	$105.4	$109.7	$101.7	$102.5
Outside the United States	45.4	40.8	43.8	38.6	38.0
Total	$161.1	$146.2	$153.5	$140.3	$140.5
Total cards-in-force (millions) (B):
United States	50.5	49.3	48.1	46.8	45.4
Outside the United States	31.7	30.6	29.9	29.7	29.0
Total	82.2	79.9	78.0	76.5	74.4
Basic cards-in-force (millions) (B):
United States	39.2	38.1	37.1	36.0	34.8
Outside the United States	27.0	26.0	25.4	25.2	24.1
Total	66.2	64.1	62.5	61.2	58.9

Average discount rate (C)	2.57%	2.58%	2.55%	2.57%	2.57%
Average basic cardmember spending (dollars) (D)	$3,049	$2,817	$2,985	$2,782	$2,821
Average fee per card (dollars) (D)	$36	$35	$35	$34	$34

(A)  Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C)  Computed as follows:  Discount revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation.

(D)  Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees excluding the amortization of deferred direct acquisition costs.

American Express Company

Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2006	2005	2005	2005	2005
Card billed business (A):
United States	$92.9	$96.9	$89.6	$88.5	$79.6
Outside the United States	34.3	35.7	32.1	32.3	29.7
Total	$127.2	$132.6	$121.7	$120.8	$109.3
Total cards-in-force (millions) (B):
United States	44.0	43.0	42.0	41.0	40.3
Outside the United States	28.5	28.0	27.0	26.3	25.8
Total	72.5	71.0	69.0	67.3	66.1
Basic cards-in-force (millions) (B):
United States	33.7	32.8	31.9	31.1	30.6
Outside the United States	23.6	23.2	22.4	21.8	21.3
Total	57.3	56.0	54.3	52.9	51.9

Average discount rate (C)	2.58%	2.55%	2.58%	2.59%	2.61%
Average basic cardmember spending (dollars) (D)	$2,612	$2,778	$2,610	$2,640	$2,412
Average fee per card (dollars) (D)	$34	$35	$35	$35	$35

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) Computed as follows: Discount revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees excluding the amortization of deferred direct acquisition costs.

American Express Company

Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2007	2007	2006	2006	2006

Worldwide cardmember receivables:
Total receivables	$38.4	$36.5	$37.4	$35.0	$34.7
90 days past due as a % of total	2.7%	2.9%	2.8%	2.8%	2.8%
Loss reserves (millions):	$981	$979	$981	$947	$948
% of receivables	2.6%	2.7%	2.6%	2.7%	2.7%
% of 90 days past due	95%	93%	95%	97%	98%
Net loss ratio as a % of charge volume	0.24%	0.23%	0.26%	0.26%	0.24%

Worldwide cardmember lending - owned basis (A):
Total loans	$48.3	$42.3	$43.3	$38.3	$36.3
30 days past due loans as a % of total	2.8%	3.0%	2.7%	2.8%	2.7%
Loss reserves (millions):
Beginning balance	$1,271	$1,171	$1,126	$1,086	$1,053
Provision	606	542	451	381	376
Net write offs	(473)	(439)	(405)	(353)	(331)
Other	13	(3)	(1)	12	(12)
Ending balance	$1,417	$1,271	$1,171	$1,126	$1,086
% of loans	2.9%	3.0%	2.7%	2.9%	3.0%
% of past due	106%	100%	98%	106%	113%
Average loans	$45.6	$42.4	$40.2	$37.5	$35.2
Net write-off rate	4.1%	4.1%	4.0%	3.8%	3.8%
Net finance revenue(B)/average loans	9.5%	9.4%	9.6%	9.5%	9.4%

Worldwide cardmember lending - managed basis (C):
Total loans	$68.6	$63.2	$63.5	$58.5	$56.5
30 days past due loans as a % of total	2.6%	2.8%	2.6%	2.7%	2.5%
Loss reserves (millions):
Beginning balance	$1,787	$1,622	$1,571	$1,546	$1,554
Provision	780	797	608	512	478
Net write offs	(662)	(628)	(557)	(498)	(474)
Other	12	(4)	—	11	(12)
Ending balance	$1,917	$1,787	$1,622	$1,571	$1,546
% of loans	2.8%	2.8%	2.6%	2.7%	2.7%
% of past due	106%	100%	97%	101%	110%
Average loans	$65.9	$62.8	$60.4	$57.6	$55.3
Net write-off rate	4.0%	4.0%	3.7%	3.5%	3.4%
Net finance revenue(B)/average loans	9.3%	9.5%	9.4%	9.4%	9.4%

(A) “Owned,” a GAAP basis measurement, reflects only cardmember loans included in the Company’s Consolidated Balance Sheets.

(B) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(C) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the “owned basis” (GAAP) information and “managed basis” information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 23 for further discussion of the managed basis presentation.

American Express Company

Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2006	2005	2005	2005	2005

Worldwide cardmember receivables:
Total receivables	$33.2	$34.2	$31.9	$31.5	$30.0
90 days past due as a % of total	3.1%	2.8%	2.7%	2.5%	2.7%
Loss reserves (millions):	$978	$942	$909	$848	$831
% of receivables	2.9%	2.8%	2.9%	2.7%	2.8%
% of 90 days past due	97%	97%	104%	106%	101%
Net loss ratio as a % of charge volume	0.19%	0.29%	0.27%	0.25%	0.23%

Worldwide cardmember lending - owned basis (A):
Total loans	$32.7	$33.1	$29.9	$28.1	$25.9
30 days past due loans as a % of total	2.6%	2.5%	2.5%	2.4%	2.7%
Loss reserves (millions):
Beginning balance	$996	$952	$888	$918	$972
Provision	299	374	325	262	266
Net write offs	(270)	(323)	(280)	(285)	(267)
Other	28	(7)	19	(7)	(53)
Ending balance	$1,053	$996	$952	$888	$918
% of loans	3.2%	3.0%	3.2%	3.2%	3.6%
% of past due	123%	122%	128%	133%	134%
Average loans	$32.4	$31.0	$28.3	$27.5	$26.3
Net write-off rate	3.3%	4.2%	4.0%	4.1%	4.1%
Net finance revenue(B)/average loans	8.8%	8.9%	9.0%	9.1%	8.8%

Worldwide cardmember lending - managed basis (C):
Total loans	$53.5	$54.3	$50.6	$48.8	$46.3
30 days past due loans as a % of total	2.5%	2.4%	2.4%	2.3%	2.6%
Loss reserves (millions):
Beginning balance	$1,469	$1,401	$1,367	$1,419	$1,475
Provision	393	671	510	445	471
Net write offs	(404)	(596)	(494)	(490)	(474)
Other	96	(7)	18	(7)	(53)
Ending balance	$1,554	$1,469	$1,401	$1,367	$1,419
% of loans	2.9%	2.7%	2.8%	2.8%	3.1%
% of past due	116%	114%	144%	121%	120%
Average loans	$53.7	$51.9	$49.6	$47.5	$46.4
Net write-off rate	3.0%	4.6%	4.0%	4.1%	4.1%
Net finance revenue(B)/average loans	9.0%	9.3%	9.3%	9.1%	9.0%

(A) “Owned,” a GAAP basis measurement, reflects only cardmember loans included in the Company’s Consolidated Balance Sheets.

(B) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(C) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the “owned basis” (GAAP) information and “managed basis” information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 23 for further discussion of the managed basis presentation.

American Express Company

Selected Statistical Information

(Billions, except percentages and where indicated)

	Years Ended
	December 31,		Percentage
	2006	2005	Inc/(Dec)
Card billed business (A):
United States	$406.8	$354.6	15%
Outside the United States	154.7	129.8	19
Total	$561.5	$484.4	16
Total cards-in-force (millions) (B):
United States	48.1	43.0	12%
Outside the United States	29.9	28.0	7
Total	78.0	71.0	10
Basic cards-in-force (millions) (B):
United States	37.1	32.8	13%
Outside the United States	25.4	23.2	9
Total	62.5	56.0	12

Average discount rate (C)	2.57%	2.58%
Average basic cardmember spending (dollars) (D)	$11,201	$10,445	7%
Average fee per card (dollars) (D)	$35	$35	—%

(A)  Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C)  Computed as follows:  Discount revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation.

(D)  Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees excluding the amortization of deferred direct acquisition costs.

American Express Company

Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

	Years Ended
	December 31,		Percentage
	2006	2005	Inc/(Dec)
Worldwide cardmember receivables:
Total receivables	$37.4	$34.2	9%
90 days past due as a % of total	2.8%	2.8%
Loss reserves (millions):	$981	$942	4%
% of receivables	2.6%	2.8%
% of 90 days past due	95%	97%
Net loss ratio as a % of charge volume	0.24%	0.26%

Worldwide cardmember lending - owned basis (A):
Total loans	$43.3	$33.1	31%
30 days past due loans as a % of total	2.7%	2.5%
Loss reserves (millions):
Beginning balance	$996	$972	2%
Provision	1,507	1,227	23
Net write offs	(1,359)	(1,155)	18
Other	27	(48)	#
Ending balance	$1,171	$996	18
% of loans	2.7%	3.0%
% of past due	98%	122%
Average loans	$36.5	$28.3	29%
Net write-off rate	3.7%	4.1%
Net finance revenue(B)/average loans	9.3%	8.9%

Worldwide cardmember lending - managed basis (C):
Total loans	$63.5	$54.3	17%
30 days past due loans as a % of total	2.6%	2.4%
Loss reserves (millions):
Beginning balance	$1,469	$1,475	—%
Provision	1,991	2,097	(5)
Net write offs	(1,933)	(2,055)	(6)
Other	95	(48)	#
Ending balance	$1,622	$1,469	10
% of loans	2.6%	2.7%
% of past due	97%	114%
Average loans	$56.9	$48.9	16%
Net write-off rate	3.4%	4.2%
Net finance revenue(B)/average loans	9.3%	9.2%

# - Denotes a variance of more than 100%.

(A) “Owned,” a GAAP basis measurement, reflects only cardmember loans included in the Company’s Consolidated Balance Sheets.

(B) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(C) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the “owned basis” (GAAP) information and “managed basis” information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 23 for further discussion of the managed basis presentation.

U.S. Card Services

Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2007	2007	2006	2006	2006

Revenues
Discount revenue, net card fees and other	$2,642	$2,414	$2,481	$2,358	$2,388
Cardmember lending finance revenue	1,179	1,055	1,018	928	814
Securitization income, net	332	457	347	384	372
Total revenues	4,153	3,926	3,846	3,670	3,574
Interest expense
Cardmember lending	363	313	288	260	215
Charge card and other	230	249	209	207	189
Revenues net of interest expense	3,560	3,364	3,349	3,203	3,170
Expenses
Marketing, promotion, rewards and cardmember services	1,266	944	1,220	1,117	1,088
Human resources and other operating expenses	827	808	876	805	797
Total	2,093	1,752	2,096	1,922	1,885
Provisions for losses	640	581	530	442	346
Pretax segment income	827	1,031	723	839	939
Income tax provision	247	387	250	281	345
Segment income	$580	$644	$473	$558	$594

U.S. Card Services

Selected Income Statement Data

(Millions)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2006	2005	2005	2005	2005

Revenues
Discount revenue, net card fees and other	$2,194	$2,275	$2,125	$2,112	$1,939
Cardmember lending finance revenue	674	685	614	587	522
Securitization income, net	386	295	353	296	316
Total revenues	3,254	3,255	3,092	2,995	2,777
Interest expense
Cardmember lending	194	200	156	140	120
Charge card and other	162	154	144	117	114
Revenues net of interest expense	2,898	2,901	2,792	2,738	2,543
Expenses
Marketing, promotion, rewards and cardmember services	1,020	1,063	985	961	822
Human resources and other operating expenses	749	734	691	708	677
Total	1,769	1,797	1,676	1,669	1,499
Provisions for losses	307	507	452	362	337
Pretax segment income	822	597	664	707	707
Income tax provision	295	181	239	259	259
Segment income	$527	$416	$425	$448	$448

U.S. Card Services

Selected Financial Information

Managed Basis Presentation

(Millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2007	2007	2006	2006	2006

Income Statement Data
Discount revenue, net card fees and other:
Reported for the period (GAAP)	$2,642	$2,414	$2,481	$2,358	$2,388
Securitization adjustments	80	87	56	51	44
Managed discount revenue, net card fees and other	$2,722	$2,501	$2,537	$2,409	$2,432

Cardmember lending finance revenue:
Reported for the period (GAAP)	$1,179	$1,055	$1,018	$928	$814
Securitization adjustments	724	757	729	749	726
Managed finance revenue	$1,903	$1,812	$1,747	$1,677	$1,540

Securitization income, net:
Reported for the period (GAAP)	$332	$457	$347	$384	$372
Securitization adjustments	(332)	(457)	(347)	(384)	(372)
Managed securitization income, net	$—	$—	$—	$—	$—

Cardmember lending interest expense:
Reported for the period (GAAP)	$363	$313	$288	$260	$215
Securitization adjustments	274	273	279	274	257
Managed cardmember lending interest expense	$637	$586	$567	$534	$472

Provisions for losses:
Reported for the period (GAAP)	$640	$581	$530	$442	$346
Securitization adjustments	177	205	153	144	127
Managed provisions for losses	$817	$786	$683	$586	$473

See page 23 for discussion of managed basis presentation.

U.S. Card Services

Selected Financial Information

Managed Basis Presentation

(Millions)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2006	2005	2005	2005	2005

Income Statement Data
Discount revenue, net card fees and other:
Reported for the period (GAAP)	$2,194	$2,275	$2,125	$2,112	$1,939
Securitization adjustments	48	53	53	51	53
Managed discount revenue, net card fees and other	$2,242	$2,328	$2,178	$2,163	$1,992

Cardmember lending finance revenue:
Reported for the period (GAAP)	$674	$685	$614	$587	$522
Securitization adjustments	733	744	721	618	609
Managed finance revenue	$1,407	$1,429	$1,335	$1,205	$1,131

Securitization income, net:
Reported for the period (GAAP)	$386	$295	$353	$296	$316
Securitization adjustments	(386)	(295)	(353)	(296)	(316)
Managed securitization income, net	$—	$—	$—	$—	$—

Cardmember lending interest expense:
Reported for the period (GAAP)	$194	$200	$156	$140	$120
Securitization adjustments	247	226	209	164	140
Managed cardmember lending interest expense	$441	$426	$365	$304	$260

Provisions for losses:
Reported for the period (GAAP)	$307	$507	$452	$362	$337
Securitization adjustments	126	287	215	210	212
Managed provisions for losses	$433	$794	$667	$572	$549

See page 23 for discussion of managed basis presentation.

U.S. Card Services

Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2007	2007	2006	2006	2006

Card billed business	$94.6	$85.2	$90.8	$83.4	$83.9
Total cards-in-force (millions)	42.1	41.5	40.7	39.9	39.1
Basic cards-in-force (millions)	31.2	30.7	30.1	29.5	28.9
Average basic cardmember spending (dollars)	$3,054	$2,801	$3,044	$2,852	$2,925

U.S. Consumer Travel:
Travel sales	$0.8	$0.7	$0.6	$0.6	$0.7
Travel commissions and fees/sales	8.0%	7.5%	8.2%	8.5%	8.5%

Total segment assets	$76.1	$68.4	$71.0	$66.6	$62.3
Segment capital	$4.5	$4.5	$4.7	$4.5	$4.4
Return on segment capital (A)	49.9%	50.2%	47.4%	46.6%	44.4%

Cardmember receivables:
Total receivables	$19.8	$19.0	$20.6	$18.2	$18.5
90 days past due as a % of total	3.6%	3.8%	3.3%	3.5%	3.4%
Net loss ratio as a % of charge volume	0.30%	0.25%	0.32%	0.33%	0.28%

Cardmember lending - owned basis (B):
Total loans	$38.3	$33.0	$33.6	$29.3	$27.6
30 days past due loans as a % of total	2.7%	2.9%	2.7%	2.7%	2.5%
Average loans	$35.9	$33.1	$30.9	$28.6	$26.4
Net write-off rate	3.7%	3.7%	3.5%	3.1%	2.9%
Net finance revenue(C)/average loans	9.1%	9.1%	9.4%	9.2%	9.1%

Cardmember lending - managed basis (D):
Total loans	$58.6	$53.9	$53.8	$49.5	$47.8
30 days past due loans as a % of total	2.6%	2.8%	2.6%	2.6%	2.4%
Average loans	$56.3	$53.4	$51.1	$48.7	$46.5
Net write-off rate	3.7%	3.7%	3.3%	3.0%	2.9%
Net finance revenue(C)/average loans	9.0%	9.3%	9.2%	9.3%	9.2%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) “Owned,” a GAAP basis measurement, reflects only cardmember loans included in the Company’s Consolidated Balance Sheets.

(C) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(D) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the “owned basis” (GAAP) information and “managed basis” information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 23 for further discussion of the managed basis presentation.

U.S. Card Services

Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2006	2005	2005	2005	2005

Card billed business	$75.3	$80.8	$74.2	$72.8	$65.0
Total cards-in-force (millions)	38.3	37.5	36.9	36.1	35.5
Basic cards-in-force (millions)	28.4	27.7	27.2	26.5	26.1
Average basic cardmember spending (dollars)	$2,690	$2,945	$2,765	$2,769	$2,506

U.S. Consumer Travel:
Travel sales	$0.5	$0.5	$0.5	$0.5	$0.4
Travel commissions and fees/sales	8.1%	8.4%	8.6%	8.8%	9.0%

Total segment assets	$58.3	$61.6	$53.2	$51.9	$49.2
Segment capital	$4.6	$4.6	$4.4	$4.1	$4.0
Return on segment capital (A)	41.8%	41.0%	41.0%	40.2%	39.5%

Cardmember receivables:
Total receivables	$17.2	$19.2	$16.8	$16.8	$15.7
90 days past due as a % of total	4.0%	3.4%	3.5%	3.1%	3.5%
Net loss ratio as a % of charge volume	0.20%	0.38%	0.30%	0.29%	0.25%

Cardmember lending - owned basis (B):
Total loans	$24.3	$24.8	$22.4	$20.9	$18.7
30 days past due loans as a % of total	2.4%	2.3%	2.4%	2.3%	2.6%
Average loans	$24.0	$23.2	$20.9	$20.3	$19.2
Net write-off rate	2.6%	4.1%	3.6%	3.9%	3.9%
Net finance revenue(C)/average loans	8.1%	8.4%	8.7%	8.8%	8.4%

Cardmember lending - managed basis (D):
Total loans	$45.1	$46.0	$43.0	$41.6	$39.2
30 days past due loans as a % of total	2.4%	2.3%	2.4%	2.2%	2.5%
Average loans	$45.3	$44.1	$42.3	$40.3	$39.3
Net write-off rate	2.6%	4.6%	3.8%	4.0%	4.1%
Net finance revenue(C)/average loans	8.7%	9.1%	9.2%	8.9%	8.9%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) “Owned,” a GAAP basis measurement, reflects only cardmember loans included in the Company’s Consolidated Balance Sheets.

(C) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(D) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the “owned basis” (GAAP) information and “managed basis” information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 23 for further discussion of the managed basis presentation.

U.S. Card Services

Selected Income Statement Data

(Millions)

	Years Ended
	December 31,		Percentage
	2006	2005	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$9,421	$8,451	11%
Cardmember lending finance revenue	3,434	2,408	43
Securitization income, net	1,489	1,260	18
Total revenues	14,344	12,119	18
Interest expense
Cardmember lending	957	616	55
Charge card and other	767	529	45
Revenues net of interest expense	12,620	10,974	15
Expenses
Marketing, promotion, rewards and cardmember services	4,445	3,831	16
Human resources and other operating expenses	3,227	2,810	15
Total	7,672	6,641	16
Provisions for losses	1,625	1,658	(2)
Pretax segment income	3,323	2,675	24
Income tax provision	1,171	938	25
Segment income	$2,152	$1,737	24

U.S. Card Services

Selected Financial Information

Managed Basis Presentation

(Millions)

	Years Ended
	December 31,		Percentage
	2006	2005	Inc/(Dec)

Income Statement Data
Discount revenue, net card fees and other:
Reported for the period (GAAP)	$9,421	$8,451	11%
Securitization adjustments	199	210	(5)
Managed discount revenue, net card fees and other	$9,620	$8,661	11

Cardmember lending finance revenue:
Reported for the period (GAAP)	$3,434	$2,408	43
Securitization adjustments	2,937	2,692	9
Managed finance revenue	$6,371	$5,100	25

Securitization income, net:
Reported for the period (GAAP)	$1,489	$1,260	18
Securitization adjustments	(1,489)	(1,260)	18
Managed securitization income, net	$—	$—	—

Cardmember lending interest expense:
Reported for the period (GAAP)	$957	$616	55
Securitization adjustments	1,057	739	43
Managed cardmember lending interest expense	$2,014	$1,355	49

Provisions for losses:
Reported for the period (GAAP)	$1,625	$1,658	(2)
Securitization adjustments	550	924	(40)
Managed provisions for losses	$2,175	$2,582	(16)

For U.S. Card Services, the managed basis presentation assumes that there have been no off-balance sheet securitization transactions, i.e., all securitized cardmember loans and related income effects are reflected as if they were in the Company’s balance sheets and income statements, respectively. For the managed basis presentation, revenue and expenses related to securitized cardmember loans are reflected in other commissions and fees (included above in discount revenue, net card fees and other), cardmember lending finance revenue, cardmember lending interest expense, and provisions for losses. On a managed basis, there is no securitization income, net, as the managed basis presentation assumes no securitization transactions have occurred.

The Company presents U.S. Card Services information on a managed basis because that is the way the Company’s management views and manages the business. Management believes that a full picture of trends in the Company’s cardmember lending business can only be derived by evaluating the performance of both securitized and non-securitized cardmember loans. Management also believes that use of a managed basis presentation presents a more accurate picture of the key dynamics of the cardmember lending business. Irrespective of the on and off-balance sheet funding mix, it is important for management and investors to see metrics for the entire cardmember lending portfolio because they are more representative of the economics of the aggregate cardmember relationships and ongoing business performance and trends over time. It is also important for investors to see the overall growth of cardmember loans and related revenue in order to evaluate market share. These metrics are significant in evaluating the Company’s performance and can only be properly assessed when all non-securitized and securitized cardmember loans are viewed together on a managed basis.  The Company does not currently securitize international loans.

U.S. Card Services

Selected Statistical Information

(Billions, except percentages and where indicated)

	Years Ended
	December 31,		Percentage
	2006	2005	Inc/(Dec)

Card billed business	$333.4	$292.8	14%
Total cards-in-force (millions)	40.7	37.5	9%
Basic cards-in-force (millions)	30.1	27.7	9%
Average basic cardmember spending (dollars)	$11,521	$10,996	5%

U.S. Consumer Travel:
Travel sales (millions)	$2,357	$1,853	27%
Travel commissions and fees/sales	8.4%	8.7%

Total segment assets	$71.0	$61.6	15%
Segment capital	$4.7	$4.6	2%
Return on segment capital (A)	47.4%	41.0%

Cardmember receivables:
Total receivables	$20.6	$19.2	7%
90 days past due as a % of total	3.3%	3.4%
Net loss ratio as a % of charge volume	0.28%	0.30%

Cardmember lending - owned basis (B):
Total loans	$33.6	$24.8	35%
30 days past due loans as a % of total	2.7%	2.3%
Average loans	$27.6	$21.0	31%
Net write-off rate	3.0%	3.9%
Net finance revenue(C)/average loans	9.0%	8.5%

Cardmember lending - managed basis (D):
Total loans	$53.8	$46.0	17%
30 days past due loans as a % of total	2.6%	2.3%
Average loans	$48.0	$41.5	16%
Net write-off rate	2.9%	4.1%
Net finance revenue(C)/average loans	9.1%	9.0%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) “Owned,” a GAAP basis measurement, reflects only cardmember loans included in the Company’s Consolidated Balance Sheets.

(C) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

(D) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the “owned basis” (GAAP) information and “managed basis” information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information on page 23 for further discussion of the managed basis presentation.

International Card Services

Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2007	2007	2006	2006	2006

Revenues
Discount revenue, net card fees and other	$900	$828	$884	$819	$884
Cardmember lending finance revenue	333	310	304	286	285
Total revenues	1,233	1,138	1,188	1,105	1,169
Interest expense
Cardmember lending	120	109	105	99	99
Charge card and other	64	50	57	54	44
Revenues net of interest expense	1,049	979	1,026	952	1,026
Expenses
Marketing, promotion, rewards and cardmember services	293	281	280	247	327
Human resources and other operating expenses	453	418	460	387	404
Total	746	699	740	634	731
Provisions for losses	211	184	210	197	229
Pretax segment income	92	96	76	121	66
Income tax (benefit) provision	(25)	(6)	(23)	15	(22)
Segment income	$117	$102	$99	$106	$88

International Card Services

Selected Income Statement Data

(Millions)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2006	2005	2005	2005	2005
Revenues
Discount revenue, net card fees and other	$818	$854	$808	$788	$760
Cardmember lending finance revenue	271	257	245	234	231
Total revenues	1,089	1,111	1,053	1,022	991
Interest expense
Cardmember lending	90	86	81	79	77
Charge card and other	38	35	34	33	32
Revenues net of interest expense	961	990	938	910	882
Expenses
Marketing, promotion, rewards and cardmember services	255	252	245	257	244
Human resources and other operating expenses	441	455	417	481	442
Total	696	707	662	738	686
Provisions for losses	216	188	162	138	141
Pretax segment income	49	95	114	34	55
Income tax (benefit) provision	(1)	14	7	(18)	(11)
Segment income	$50	$81	$107	$52	$66

International Card Services

Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2007	2007	2006	2006	2006

Card billed business	$23.6	$21.5	$23.6	$21.4	$21.7
Total cards-in-force (millions)	15.7	15.7	15.6	15.5	15.6
Basic cards-in-force (millions)	11.2	11.2	11.2	11.1	11.2
Average basic cardmember spending (dollars)	$2,123	$1,926	$2,106	$1,908	$1,826

International Consumer Travel:
Travel sales	$0.3	$0.2	$0.3	$0.2	$0.2
Travel commissions and fees/sales	8.6%	8.4%	8.6%	8.3%	8.8%

Total segment assets	$19.7	$18.5	$18.9	$18.6	$17.8
Segment capital	$1.9	$1.8	$1.7	$1.9	$1.9
Return on segment capital (A)	22.8%	20.9%	17.9%	16.8%	17.0%

Cardmember receivables:
Total receivables	$5.9	$5.4	$6.0	$5.5	$5.2
90 days past due as a % of total	2.0%	2.4%	2.3%	2.6%	2.7%
Net loss ratio as a % of charge volume	0.28%	0.29%	0.30%	0.27%	0.25%

Cardmember lending:
Total loans	$10.0	$9.3	$9.7	$9.0	$8.7
30 days past due loans as a % of total	2.9%	3.1%	2.9%	3.1%	3.2%
Average loans	$9.7	$9.4	$9.3	$8.9	$8.8
Net write-off rate	6.0%	5.7%	5.7%	5.9%	6.4%
Net finance revenue(B)/average loans	8.9%	8.7%	8.5%	8.3%	8.5%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

International Card Services

Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2006	2005	2005	2005	2005

Card billed business	$19.6	$21.1	$19.1	$18.8	$17.4
Total cards-in-force (millions)	16.6	16.3	15.9	15.7	15.5
Basic cards-in-force (millions)	11.8	11.6	11.3	11.2	11.1
Average basic cardmember spending (dollars)	$1,677	$1,840	$1,700	$1,686	$1,577

International Consumer Travel:
Travel sales	$0.2	$0.2	$0.2	$0.2	$0.2
Travel commissions and fees/sales	9.0%	9.4%	9.2%	9.4%	9.3%

Total segment assets	$16.7	$17.4	$16.2	$15.6	$15.4
Segment capital	$2.0	$1.9	$1.8	$1.9	$1.8
Return on segment capital (A)	15.2%	16.4%	15.5%	13.0%	14.0%

Cardmember receivables:
Total receivables	$5.1	$5.5	$5.3	$4.9	$4.8
90 days past due as a % of total	2.6%	2.2%	2.1%	2.2%	2.2%
Net loss ratio as a % of charge volume	0.24%	0.25%	0.24%	0.27%	0.24%

Cardmember lending:
Total loans	$8.4	$8.3	$7.5	$7.2	$7.1
30 days past due loans as a % of total	3.2%	2.8%	2.8%	2.7%	2.8%
Average loans	$8.4	$7.8	$7.3	$7.1	$7.2
Net write-off rate	5.5%	4.4%	5.0%	4.8%	4.3%
Net finance revenue(B)/average loans	8.7%	8.7%	8.9%	8.7%	8.7%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

International Card Services

Selected Income Statement Data

(Millions)

	Years Ended
	December 31,		Percentage
	2006	2005	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$3,405	$3,210	6%
Cardmember lending finance revenue	1,146	967	19
Total revenues	4,551	4,177	9
Interest expense
Cardmember lending	393	323	22
Charge card and other	193	134	44
Revenues net of interest expense	3,965	3,720	7
Expenses
Marketing, promotion, rewards and cardmember services	1,109	998	11
Human resources and other operating expenses	1,692	1,795	(6)
Total	2,801	2,793	—
Provisions for losses	852	629	35
Pretax segment income	312	298	5
Income tax benefit	(31)	(8)	#
Segment income	$343	$306	12

International Card Services

Selected Statistical Information

(Billions, except percentages and where indicated)

	Years Ended
	December 31,		Percentage
	2006	2005	Inc/(Dec)

Card billed business	$86.3	$76.4	13%
Total cards-in-force (millions)	15.6	16.3	(4)%
Basic cards-in-force (millions)	11.2	11.6	(3)%
Average basic cardmember spending (dollars)	$7,491	$6,805	10%

International Consumer Travel:
Travel sales (millions)	$922	$885	4%
Travel commissions and fees/sales	8.7%	9.3%

Total segment assets	$18.9	$17.4	9%
Segment capital (millions)	$1,724	$1,944	(11)%
Return on segment capital (A)	17.9%	16.4%

Cardmember receivables:
Total receivables	$6.0	$5.5	9%
90 days past due as a % of total	2.3%	2.2%
Net loss ratio as a % of charge volume	0.26%	0.25%

Cardmember lending:
Total loans	$9.7	$8.3	17%
30 days past due loans as a % of total	2.9%	2.8%
Average loans	$8.9	$7.4	20%
Net write-off rate	5.9%	4.7%
Net finance revenue(B)/average loans	8.5%	8.8%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Net finance revenue, which represents cardmember lending finance revenue less cardmember lending interest expense, is computed on an annualized basis.

Global Commercial Services

Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2007	2007	2006	2006	2006

Revenues
Discount revenue, net card fees and other	$1,210	$1,098	$1,089	$1,045	$1,122
Interest expense
Charge card and other	127	104	107	96	90
Revenues net of interest expense	1,083	994	982	949	1,032
Expenses
Marketing, promotion, rewards and cardmember services	83	83	63	80	80
Human resources and other operating expenses	746	686	721	678	683
Total	829	769	784	758	763
Provisions for losses	36	30	31	34	27
Pretax segment income	218	195	167	157	242
Income tax provision	56	66	50	52	91
Segment income	$162	$129	$117	$105	$151

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2006	2005	2005	2005	2005

Revenues
Discount revenue, net card fees and other	$1,013	$1,019	$977	$1,046	$971
Interest expense
Charge card and other	76	81	83	69	61
Revenues net of interest expense	937	938	894	977	910
Expenses
Marketing, promotion, rewards and cardmember services	84	65	61	65	60
Human resources and other operating expenses	682	681	641	696	676
Total	766	746	702	761	736
Provisions for losses	21	27	52	58	43
Pretax segment income	150	165	140	158	131
Income tax provision	46	32	41	51	41
Segment income	$104	$133	$99	$107	$90

Global Commercial Services

Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2007	2007	2006	2006	2006

Card billed business	$31.0	$29.0	$27.6	$26.2	$27.5
Total cards-in-force (millions)	6.8	6.7	6.7	6.6	6.6
Basic cards-in-force (millions)	6.8	6.7	6.7	6.6	6.6
Average basic cardmember spending (dollars)	$4,583	$4,343	$4,170	$3,974	$4,127

Global Corporate Travel:
Travel sales	$5.3	$4.8	$4.6	$4.3	$5.0
Travel commissions and fees/sales	7.5%	7.6%	8.1%	8.3%	8.0%

Total segment assets	$21.7	$20.5	$18.9	$18.6	$18.3
Segment capital	$2.1	$2.1	$1.9	$2.0	$2.0
Return on segment capital (A)	25.3%	25.7%	25.7%	27.6%	28.8%

Cardmember receivables:
Total receivables	$12.2	$11.7	$10.3	$10.9	$10.5
90 days past due as a % of total	1.6%	1.6%	1.9%	1.7%	1.6%
Net loss ratio as a % of charge volume	0.10%	0.10%	0.09%	0.09%	0.08%

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2006	2005	2005	2005	2005

Card billed business	$25.6	$24.0	$22.6	$23.7	$21.7
Total cards-in-force (millions)	6.6	6.4	6.3	6.2	6.2
Basic cards-in-force (millions)	6.6	6.4	6.3	6.2	6.2
Average basic cardmember spending (dollars)	$3,979	$3,787	$3,612	$3,819	$3,526

Global Corporate Travel:
Travel sales	$4.6	$4.5	$4.2	$4.9	$4.4
Travel commissions and fees/sales	7.8%	8.3%	8.6%	8.8%	8.3%

Total segment assets	$17.5	$15.2	$14.8	$15.6	$15.2
Segment capital	$1.7	$1.7	$1.6	$1.5	$1.5
Return on segment capital (A)	27.9%	27.9%	26.3%	27.1%	27.4%

Cardmember receivables:
Total receivables	$10.5	$9.0	$9.4	$9.4	$9.1
90 days past due as a % of total	1.6%	1.9%	1.7%	1.7%	1.7%
Net loss ratio as a % of charge volume	0.09%	0.08%	0.19%	0.12%	0.13%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

Global Commercial Services

Selected Income Statement Data

(Millions)

	Years Ended
	December 31,		Percentage
	2006	2005	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$4,269	$4,013	6%
Interest expense
Charge card and other	369	294	26
Revenues net of interest expense	3,900	3,719	5
Expenses
Marketing, promotion, rewards and cardmember services	307	251	22
Human resources and other operating expenses	2,764	2,694	3
Total	3,071	2,945	4
Provisions for losses	113	180	(37)
Pretax segment income	716	594	21
Income tax provision	239	165	45
Segment income	$477	$429	11

Global Commercial Services

Selected Statistical Information

(Billions, except percentages and where indicated)

	Years Ended
	December 31,		Percentage
	2006	2005	Inc/(Dec)

Card billed business	$106.9	$92.0	16%
Total cards-in-force (millions)	6.7	6.4	5%
Basic cards-in-force (millions)	6.7	6.4	5%
Average basic cardmember spending (dollars)	$16,264	$14,746	10%

Global Corporate Travel:
Travel sales	$18.5	$18.0	3%
Travel commissions and fees/sales	8.1%	8.5%

Total segment assets	$18.9	$15.2	24%
Segment capital (millions)	$1,907	$1,665	15%
Return on segment capital (A)	25.7%	27.9%

Cardmember receivables:
Total receivables	$10.3	$9.0	14%
90 days past due as a % of total	1.9%	1.9%
Net loss ratio as a % of charge volume	0.09%	0.13%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

Global Network & Merchant Services

Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2007	2007	2006	2006	2006
Revenues
Discount revenue, fees and other	$887	$800	$840	$773	$765
Interest expense
Cardmember lending	(31)	(28)	(29)	(25)	(24)
Other	(48)	(49)	(47)	(43)	(50)
Revenues net of interest expense	966	877	916	841	839
Expenses
Marketing and promotion	150	129	125	118	140
Human resources and other operating expenses	389	393	448	390	370
Total	539	522	573	508	510
Provisions for losses	9	(19)	46	19	14
Pretax segment income	418	374	297	314	315
Income tax provision	152	138	96	102	115
Segment income	$266	$236	$201	$212	$200

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2006	2005	2005	2005	2005
Revenues
Discount revenue, fees and other	$685	$704	$676	$675	$626
Interest expense
Cardmember lending	(20)	(21)	(17)	(16)	(12)
Other	(43)	(43)	(35)	(36)	(31)
Revenues net of interest expense	748	768	728	727	669
Expenses
Marketing and promotion	135	141	167	131	165
Human resources and other operating expenses	341	362	328	334	316
Total	476	503	495	465	481
Provisions for losses	10	13	19	17	17
Pretax segment income	262	252	214	245	171
Income tax provision	96	86	73	90	60
Segment income	$166	$166	$141	$155	$111

Global Network & Merchant Services

Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2007	2007	2006	2006	2006

Global Card billed business (A)	$161.1	$146.2	$153.5	$140.3	$140.5

Global Network & Merchant Services:
Total segment assets	$4.3	$4.5	$4.4	$5.1	$6.2
Segment capital	$1.1	$1.0	$1.3	$1.3	$1.3
Return on segment capital (B)	78.0%	69.2%	60.3%	57.9%	53.8%

Global Network Services (C):
Card billed business	$12.3	$10.5	$11.5	$9.7	$7.6
Total cards-in-force (millions) (D)	17.6	16.0	15.0	14.5	13.1

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2006	2005	2005	2005	2005

Global Card billed business (A)	$127.2	$132.6	$121.7	$120.8	$109.3

Global Network & Merchant Services:
Total segment assets	$5.7	$4.5	$4.5	$4.7	$4.6
Segment capital	$1.3	$1.3	$1.2	$1.1	$1.1
Return on segment capital (B)	51.7%	49.2%	49.4%	54.0%	53.6%

Global Network Services (C):
Card billed business	$6.6	$6.9	$6.0	$5.8	$5.3
Total cards-in-force (millions) (D)	11.0	10.8	9.9	9.2	8.9

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Billed business and cards-in-force reflect the transfer, effective January 1, 2006, to Global Commercial Services’ segment of corporate card accounts in certain emerging markets that had been managed within Global Network Services.

(D) Cards-in-force for 2006 reflect the transfer of 1.3 million proprietary cards in Brazil, and approximately 200,000 proprietary cards-in-force in Malaysia and Indonesia from the International Card Services and Global Commercial Services segments during the second quarter of 2006 and the third quarter of 2006, respectively.

Global Network & Merchant Services

Selected Income Statement Data

(Millions)

	Years Ended
	December 31,		Percentage
	2006	2005	Inc/(Dec)
Revenues
Discount revenue, fees and other	$3,063	$2,681	14%
Interest expense
Cardmember lending	(98)	(66)	48
Other	(183)	(145)	26
Revenues net of interest expense	3,344	2,892	16
Expenses
Marketing and promotion	518	604	(14)
Human resources and other operating expenses	1,549	1,340	16
Total	2,067	1,944	6
Provisions for losses	89	66	35
Pretax segment income	1,188	882	35
Income tax provision	409	309	32
Segment income	$779	$573	36

Global Network & Merchant Services

Selected Statistical Information

(Billions, except percentages and where indicated)

	Years Ended
	December 31,		Percentage
	2006	2005	Inc/(Dec)

Global Card billed business (A)	$561.5	$484.4	16%

Global Network & Merchant Services:
Total segment assets	$4.4	$4.5	(2)%
Segment capital (millions)	$1,272	$1,316	(3)%
Return on segment capital (B)	60.3%	49.2%

Global Network Services (C):
Card billed business	$35.4	$24.0	48%
Total cards-in-force (millions) (D)	15.0	10.8	39%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Billed business and cards-in-force reflect the transfer, effective January 1, 2006, to Global Commercial Services’ segment of corporate card accounts in certain emerging markets that had been managed within Global Network Services.

(D) Cards-in-force for 2006 reflect the transfer of 1.3 million proprietary cards in Brazil, and approximately 200,000 proprietary cards-in-force in Malaysia and Indonesia from the International Card Services and Global Commercial Services segments during the second quarter of 2006 and the third quarter of 2006, respectively.

American Express Company

Selected Financial Information

2007 Significant Items (A)

(Millions)

(Increase/(Decrease))

	Quarters Ended
	As Reported for International Card & Global Commercial Services		International Card Services		Global Commercial Services
	June 30,	March 31,	June 30,	March 31,	June 30,	March 31,
Significant Item	2007	2007	2007	2007	2007	2007
U.S. pension plans (B)	—	$21	—	$2	—	$19

Reengineering costs	$(6)	$(12)	$1	$(8)	$(7)	$(4)

Tax benefit (after-tax) (C)	$9	—	—	—	$9	—

Marketing and promotional expenditures (D)	$(6)	—	$(6)	—	—	—

(A) Historically these items were reported in the International Card & Global Commercial Services segment. As part of the organizational changes effective July 1, 2007, the previously reported International Card & Global Commercial Services segment is now reported as two segments, the International Card Services segment and the Global Commercial Services segment. The Company has reclassified these items to be consistent with the new segments. Amounts are pretax unless otherwise noted.

(B)  Gain related to amendments to the Company’s U.S. pension plans that reduced projected pension obligations to plan participants.

(C)  Tax benefit from the Internal Revenue Service related to the treatment of prior years’ card fee income.

(D)  An increase to marketing and promotion expenditures above the level planned.

American Express Company

Selected Financial Information

2007 Significant Items (A)

(Millions)

(Increase/(Decrease))

	Quarters Ended
	As Reported for the Corporate & Other Segment		Discontinued Operations		Revised Corporate & Other
	June 30,	March 31,	June 30,	March 31,	June 30,	March 31,
Significant Item	2007	2007	2007	2007	2007	2007
Regulatory and legal (pretax and after-tax) (B)	—	$(60)	—	$(60)	—	—

(A) Historically these items were reported in the Corporate & Other segment and related to international banking activities. As a result of the announced sale of American Express Bank Ltd., these items have been reclassified to discontinued operations.

(B)  Charge related to a reserve established for regulatory and legal exposure at American Express Bank International, a subsidiary of American Express Bank Ltd.

American Express Company

Selected Financial Information

2006 Significant Items (A)

(Millions)

(Increase/(Decrease))

	Quarters Ended
	As Reported for International Card & Global Commercial Services
	December 31,	September 30,	June 30,	March 31,
Significant Item	2006	2006	2006	2006
Brazil (B)	—	—	$119	—

Reengineering costs	$(28)	$(10)	$(34)	$(18)

Taiwan (C)	—	—	—	$(63)

MR reserve model outside the U.S. (D)	—	—	$(62)	—

Malaysia and Indonesia (E)	—	$33	—	—

MR reserve model in the U.S. (F)	—	—	—	$(6)

	Quarters Ended
	International Card Services				Global Commercial Services
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
Significant Item	2006	2006	2006	2006	2006	2006	2006	2006
Brazil (B)	—	—	$91	—	—	—	$28	—

Reengineering costs	$(1)	$1	$(11)	$(1)	$(27)	$(11)	$(23)	$(17)

Taiwan (C)	—	—	—	$(38)	—	—	—	—

MR reserve model outside the U.S. (D)	—	—	$(56)	—	—	—	$(6)	—

Malaysia and Indonesia (E)	—	$23	—	—	—	$10	—	—

MR reserve model in the U.S. (F)	—	—	—	—	—	—	—	$(6)

(A) Historically these items were reported in the International Card & Global Commercial Services segment. As part of the organizational changes effective July 1, 2007, the previously reported International Card & Global Commercial Services segment is now reported as two segments, the International Card Services segment and the Global Commercial Services segment. The Company has reclassified these items to be consistent with the new segments. Amounts are pretax unless otherwise noted.

(B)  Gain related to the sale of the Company’s card and merchant-related activities in Brazil.

(C)  Charge related to higher provision for losses in Taiwan due primarily to the impact of industry-wide credit issues. Approximately $25 million of the $63 million charge was related to American Express Bank Ltd. and therefore has been reclassified to discontinued operations.

(D)  Charges associated with certain adjustments made to the Membership Rewards model outside the United States.

(E)  Gains related to the sale of the Company’s card and merchant-related activities in Malaysia and Indonesia.

(F)  Charges associated with certain adjustments made to the Membership Rewards model in the United States.

American Express Company

Selected Financial Information

2006 Significant Items (A)

(Millions)

(Increase/(Decrease))

	Quarters Ended
	As Reported for the Corporate & Other Segment
	December 31,	September 30,	June 30,	March 31,
Significant Item	2006	2006	2006	2006
Egyptian American Bank (B)	—	—	—	$88

Taiwan (C)	—	—	—	$(25)

	Quarters Ended
	Discontinued Operations				Revised Corporate & Other
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
Significant Item	2006	2006	2006	2006	2006	2006	2006	2006
Egyptian American Bank (B)	—	—	—	$88	—	—	—	—

Taiwan (C)	—	—	—	$(25)	—	—	—	—

(A) Historically these items were reported in the Corporate & Other segment and related to international banking activities. As a result of the announced sale of American Express Bank Ltd., these items have been reclassified to discontinued operations. Amounts are pretax unless otherwise noted.

(B)  Gain from the sale of an investment in Egyptian American Bank.

(C)  Charge related to higher provision for losses in Taiwan due primarily to the impact of industry-wide credit issues.

American Express Company

Selected Financial Information

2005 Significant Items (A)

(Millions)

(Increase/(Decrease))

	Quarters Ended
	As Reported for International Card & Global Commercial Services
	December 31,	September 30,	June 30,	March 31,
Significant Item	2005	2005	2005	2005
Reengineering costs (B)	$(54)	$(30)	$(70)	$(12)

Tax benefit (after-tax) (C)	—	—	$33	—

Hurricane Katrina (D)	—	$(9)	—	—

	Quarters Ended
	International Card Services				Global Commercial Services
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
Significant Item	2005	2005	2005	2005	2005	2005	2005	2005
Reengineering costs (B)	$(6)	$(11)	$(24)	$(1)	$(42)	$(14)	$(44)	$(11)

Tax benefit (after-tax) (C)	—	—	—	—	—	—	—	—

Hurricane Katrina (D)	—	—	—	—	—	$(9)	—	—

(A) Historically these items were reported in the International Card & Global Commercial Services segment. As part of the organizational changes effective July 1, 2007, the previously reported International Card & Global Commercial Services segment is now reported as two segments, the International Card Services segment and the Global Commercial Services segment. The Company has reclassified these items to be consistent with the new segments. Amounts are pretax unless otherwise noted.

(B)  Reengineering costs for the periods ended December 31, 2005, September 30, 2005, and June 30, 2005 included $6 million, $5 million, and $2 million, respectively of items related to international banking activities. As a result of the announced sale of American Express Bank Ltd., these items have been reclassified to discontinued operations.

(C)  Tax benefits resulting from the resolution of previous years’ tax items. These tax benefits related to international banking activities and has been reclassified to discontinued operations.

(D)  Provision to reflect estimated costs related to Hurricane Katrina.